Exhibit 99.1
Forward-Looking Statements These slides contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve profitability, significant cyclical fluctuations in our customers' businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently these forward-looking statements should be regarded as the Company's current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Exhibit 99.1

Brush Engineered Materials Inc. Profile Publicly traded since 1956: NYSE-listed since 1972 Founded 1931 as Brush Beryllium Company, recently celebrated 75th anniversary Building off earlier pioneering technical work at Brush Laboratories Initial scope was development of commercial markets With onset of WW II and post war period, significant growth in defense and eventually, aerospace applications Mid-70s: major expansion of new commercial markets including automotive electronics, telecommunications and computer Today, commercial markets represent over 90% of revenues* *See 2008 Revenue by Market

Brush Engineered Materials Inc. Profile A leading manufacturer of high performance specialty engineered materials and services ... an enabling materials technology company Four segments...with operations, service centers and major office locations in North America, Europe and Asia Serving long-term growth oriented global markets from consumer electronics to heavy mining equipment

Brush Engineered Materials - Core Competency Collaborating with customers worldwide to solve material application challenges ... with a focus on enabling technology and services "Own" a Niche orientation ... non-commodity Focus on global growth and service Constantly looking ahead to realign product and service portfolios towards favorable trends ... targeted to achieve strong profitable growth Employees who are passionately focused on exceeding customer expectations A common approach to markets and a common culture across our operating companies

Company: Brush Engineered Materials Inc. founded 1931, publicly traded since 1956 NYSE Ticker: BW Shares Outstanding: Approximately 20.1 million at 12/31/08 Market Cap: Approximately $256 million at 12/31/08 Component of: S&P Super Composite 1500, Russell 2000 S&P Small Cap 600 Annual Revenue: $910 million @ 12/31/08 Diluted EPS (GAAP): $0.89 which includes certain non-operating items. The operating run rate is $1.44* Debt to Total Capitalization: 11% at 12/31/08 *See Reconciliation of Non-GAAP Financial Measures Overview

2008 Recap Sales of $910 million Diluted earnings per share of $0.89* (GAAP) Acquisition of assets of Techni-Met, Inc. for $86.5 million Techni-Met produces precision precious metal coated flexible polymeric films used in a variety of high-end applications, including diabetes diagnostic test strips. Contract with Government to build new beryllium pebbles plant Perpendicular media product qualifications progressing *Includes certain non-operating items. The operating run rate is $1.44. See Reconciliation of Non-GAAP Financial Measures.

Reconciliation of Non-GAAP Financial Measures Fourth Quarter Ended Fourth Quarter Ended Twelve Months Ended Twelve Months Ended Dec. 31, 2008 Dec. 31, 2007 Dec. 31, 2008 Dec. 31, 2007 GAAP Diluted EPS ($0.16) 0.60 $0.89 $2.59 Benefit on sale of ruthenium inventory 0.00 0.00 0.00 (0.70) Lower of cost of market ruthenium inventory charge 0.30 0.02 0.50 0.15 Loss on sale of a subsidiary 0.00 0.00 0.00 0.02 Accounts receivable correction related to 2007 0.00 ($0.04) 0.09 (0.09) Discrete tax items & other 0.00 0.00 (0.06) 0.00 Non-recurring purchase accounting costs 0.00 0.00 0.02 0.00 Litigation settlement in 2007 0.00 (0.27) 0.00 (0.27) Non-GAAP Operating Run Rate $0.14 $0.31 $1.44 $1.70

Global Leader in High Performance Engineered Materials 2008 Revenue by Market Other Appliance Aerospace & Defense Automotive Data Storage Industrial Components Telecommunication & Computer Medical

Strength in Challenging Times Balance Sheet as of 12/31/08 Revolver $240 mm committed facility, matures November 2012 More than $200 million in availability Markets Market Strength Stronger position in medical, defense, optics and solar Market diversification in wireless and photonics, telecommunication and computer, oil & gas, heavy equipment and aerospace

Strong customer collaboration ... providing enabling technology solutions and service Materials that meet design challenges requiring - Strength - Reliability - Electrical conductivity - Miniaturization - Weight reduction - Corrosion resistance - Reflectivity - Thermal conductivity Targeting profitable growth applications in growing markets Advancing the World's Technologies

Typical End Uses Data Storage Industrial products for Oil & Gas and Mining Medical Devices Cellular phones, i-Pods(tm) and other wireless communication devices Notebook computers & network servers Electronic components in cars and trucks Commercial Aerospace Defense

Applications - Cell Phones

Grounding Clips and Audio Jacks (Alloy)**:**

- Brush 60
- Alloy 25/190/290

Internal Antenna Contacts (Alloy)**:**

- Brush 60/17410
- Alloy 25/190/290

Internal Electronics (WAM)**:**

- Thin Film Materials – Power amplifiers, SAW and BAW devices, filters, and IC's
- Frame Lid Assemblies for SAW
- Thin Film Material for backlight applications using LED technology
- Shield Cleaning



1
2 abc
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4 ghi
5 jkl
mno 6
7 pqrs
8 tuv
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0

Micro Mezzanine Connectors for LCD Screen (Alloy)**:**

- Brush 60

Battery Contacts (Alloy)**:**

- Brush 60
- Alloy 25/190/290

I/O Connector Contacts (Alloy)**:**

- Brush 60/17410
- Alloy 25/190/290

Other Cell Phone Applications:

- **Circuit Board and IC Inspection** (Electrofusion/ Be Products)**:**
  - PF-60 Be; IF-1 Be; AlBeMet 162
- **RoHS Compliance Assurance** (Electrofusion)**:**
  - PF-60 Be; IF-1 Be

BRUSH ENGINEERED MATERIALS

Applications - Photovoltaic (Solar) Technology: Crystalline Si Thin Film Materials: SnO2 ,TiO2, Si, Si3N4, ITO Technology: Amorphous Silicon (Si) Thin Film Materials: TCO, AZO(Al2O3), AZO(Al), GZO(Ga2O3) Ag, Ag Alloys, Al, NiV, Ni, Ti Technology: Cadmium Telluride (CdTe) Thin Film Materials: ZTO, ZnSn, NiV, ZnTe, Sb2Te3, Ti, Cr, CdTe, CdS, Cd2SnO4, Zn2SnO4 Mo, Al, Cu Technology: Copper Indium Gallium Selenide (CIGS) Thin Film Material: CuInGaSe, AZO (Al2O3), AZO (Al), NaF, ZnO, In2S3, CuInSe2, CuSe Cu2Se, ITO, CdS, CuGa Alloys, CuInGa Alloys Mo, (ZnMg)O, In2Se3, ZnS Ru Technology: Concentrator Photovoltaic (CPV) Thin Film Materials: Ti, TiW, Pt, Au, Ag Micro Electronic Packaging Products: Bonding Ribbon - Au & Ag Lead-free Solders Metalized BeO Substrates

Applications – Oil & Gas

Wellhead Control Equipment (Alloy):

- Brush Alloy 25
- ToughMet® 3

Structural Rig Components (Alloy):

- ToughMet® 3



Drill Bits (Alloy):

- Brush Alloy 25
- ToughMet® 3

Directional Drilling Equipment (Alloy):

- Brush Alloy 25
- ToughMet® 3

MWD, LWD, MPT Systems

Under Water Wellhead Equipment (Alloy):

- Brush Alloy 25
- ToughMet® 3

Blow out preventers, hydraulic actuators



Other Oil & Gas Applications:

- **In Situ Elemental Analysis** (Electrofusion):
  - PF-60 Be; IF-1 Be
- **Down Hole X-Ray Inspection** (Electrofusion):
  - PS-200 Be

Applications - Aerospace Avionics/Electrical Systems (Alloy): Alloy 25 Airframe (Alloy): Alloy 25 Landing Gear Attachments (Alloy): Alloy 25 ToughMet(r) 3 Engine and Pylon Attachments (Alloy): Alloy 25 ToughMet(r) 3 Flight Control Mechanisms (Alloy): Alloy 25 ToughMet(r) 3 Horizontal Stabilizer & Rudder Attachments (Alloy): Alloy 25 Hydraulic Systems (Alloy): Alloy 25 Fuel Systems (Alloy): Alloy 25 Wing Attachments (Alloy): Alloy 25 Doors & Hatches (Alloy): Alloy 25 ToughMet(r) 3 Landing Gear Components (Alloy): Alloy 25 ToughMet(r) 3 Flight Attendant Jumpseat spring (Alloy): Alloy 25 Safety Slide Mechanism (Alloy): Alloy 25 Other Aerospace Applications: Baggage Inspection (Electrofusion): PF-60 Be Nondestructive Evaluation (Cracked Component Detection) (Electrofusion): PF-60 Be

Applications – Medical



Seizure Control (WAM/TFT):

- Thin Film Deposition Implantable Electrode – Parkinson's disease (R&D) -

X-Ray Mammography (Electrofusion):

- IS-50M Be

Subcutaneous Glucose Analysis (WAM/TFT/ Techni-Met)

- Thin Film Coatings – Electrode monitoring device

External Glucose Analysis

(WAM/TFT/Techni-Met):

- Subcutaneous sensors for glucose measurement

Insulin Pump (Alloy):

- EMI Shielding
- Electrical Terminals in Connectors
- Mechanical Chips
- Connector Systems for equipotential grounding

Dental X-Ray (Electrofusion):

- PS-200 Be

Cardiac Rhythm Management (TMI):

- Electronic Interconnects/Components
  - Niobium/Titanium Electron Beam Weld

Other Medical Applications:

- **CT Scan** (Electrofusion): PF-60 Be; PS-200 Be
- **Bone X-Ray** (Electrofusion): PF-60 Be
- **Ultrasonic Scalpels** (Be Products): S-200F Be
- **Advanced Drug Delivery Components** (TMI): Clad Stainless
- **Hypodermic Components** (TMI): Multigauge Stainless
- **Diagnostic Electronic Components** (TMI): Gold Plating
- **Anesthesia Monitoring Components** (TMI): Gold Plating
- **Biopsy Instruments** (TMI): Electron Weld Beam Stainless
- **Cauterizing Electronic Scalpel** (TMI): Clad Stainless

BRUSH ENGINEERED MATERIALS

Investment Highlights and Strengths Global Leader in High Performance Engineered Materials Unique Status as Fully Integrated Provider of Beryllium-Containing Products Broad Metallurgical Capabilities in Precious and Non-precious Metals Global Sales and Distribution Network Sales Based on End User Specifications Niche Oriented Product Offerings Strong Value Proposition in Served Markets Strategic Customer Relationships Significant Technical Capabilities Positive Long-term Market Trends Strong Growth in New Products, a culture of Innovation High Barriers to Entry Capacity to Support Profitable Market Growth Strong Balance Sheet Strong Cash Flow

Brush Engineered Materials Inc. Organized into Four Separate Reportable Segments Advanced Material Technologies and Services Advanced Material Technologies and Services consists of Williams Advanced Materials Inc. (WAM) Specialty Engineered Alloys The Specialty Engineered Alloys segment consists of Alloy Products which includes bulk and strip form copper-based alloy products, hydroxide and the Company's line of ToughMet(r) materials Beryllium and Beryllium Composites The Beryllium and Beryllium Composites segment consists of Beryllium Products including beryllia ceramic manufactured by Brush Ceramic Products Inc. Engineered Material Systems The Engineered Material Systems segment is comprised of Technical Materials, Inc.

Advanced Material Technologies and Services Q4 2008 Sales: $94.9 million $94.9 million; 48% Precious, non-precious and specialty metal products for high reliability applications Products include precious and non-precious metal vapor deposition targets, frame lid assemblies, clad and precious metal preforms, high temperature braze materials, ultra fine wire, sealing lids for the semiconductor/hybrid markets and specialty inorganic materials Industries served include magnetic and optical data storage, semiconductor, performance film, wireless, photonics, precision optics and medical Williams Advanced Materials (WAM)

Specialty Engineered Alloys Q4 2008 Sales: $68.0 million $68.0 million; 35% Copper and nickel-based alloy materials, most of which incorporate beryllium Strip products are used in electronic connectors including PDA's, wireless communications equipment, notebook and network computers and automotive electronics that require high strength, formability and electrical conductivity Bulk products are rod, bar, tube and plate products for heavy equipment and aerospace bushings and bearings, oil & gas components and plastic mold materials where strength, corrosion and wear resistance, thermal conductivity and lubricity are critical performance requirements Alloy Products

Beryllium and Beryllium Composites Q4 2008 Sales: $17.9 million $17.9 million; 9% Pure beryllium and aluminum-beryllium composites for a variety of high-performance applications in the defense, space, industrial, scientific equipment, electronics (including acoustics), medical, automotive electronics and optical scanning markets, where stiffness, strength, lightweight, dimensional stability, reflectivity and x-ray/nuclear properties are critical. Beryllium Products

Engineered Material Systems Q4 2008 Sales: $12.0 million $12.0 million; 6% Engineered material systems, including clad, plated and electron beam welded metals used in demanding connector applications Combines precious and non-precious metals in strip form for use in complex electrical components for telecommunications and computer systems, data storage, automotive electronics, semiconductors, energy, defense and medical applications Technical Materials, Inc. (TMI)

Fully Integrated Beryllium Producer Beryllium and beryllium alloys are critical to many high performance applications Strong Lightweight Good formability Operate the only active bertrandite ore mine in the developed world 7,500 acres in Juab County, Utah Approximately 100 years of proven reserves Bertrandite Ore Mining & Extraction High reliability Thermal and electrical conductivity Corrosion and wear resistant Delta, UT Casting, Rolling & Finishing Elmore, OH Thin Gauge Rolling & Finishing Reading, PA Service & Distribution Centers Global Network

Key Financial Statistics $ in millions 2005 2006 2007 2008 Sales $541.3 $763.1 $955.7 $909.7 EBIT 19.5 43.8 84.5 28.1 Interest 6.4 4.1 1.8 2.0 Taxes (4.7) (9.9) 29.4 7.7 EPS 0.92 2.45 2.59 0.89 G.P.% 20.3% 21.2% 20.6% 16.7% O.P.% 3.6% 5.7% 8.8% 3.1% Depreciation & Amort. 21.7 24.6 23.9 33.8 Capital Spending* 13.8 15.5 30.1 27.9 Debt 57.2 49.0 35.5 41.8 Cash 10.6 15.6 31.7 18.5 Debt/Total Cap. 21% 15% 9% 11% *Net of reimbursements under government contracts in 2007 and 2008

Historical Revenue by Quarter 2003 2005 2004 2006 2007 2008 $ in millions

Long-term Positive Market Trends Electronic component manufacturers are being driven by end user demands to produce products that are smaller, lighter, faster and have more functionality Increased electronic component performance characteristics require materials that have enhanced mechanical, electrical and thermal properties Opportunity for growth in thin film physical vapor deposition (PVD) products in the data storage, semiconductor, solar and medical markets Increasingly rigorous material requirements in the aerospace, defense, oil & gas and renewable energy markets continues to drive growing demand for high performance copper alloys

Capacity to Support Profitable Market Growth Operating with available excess capacity in Alloy Products WAM's Brewster, New York facility doubled its capacity in 2007 Brush Wellman Inc.'s Elmore, Ohio facility is partnering with the U.S. Department of Defense for the construction and start up of a $90.4 million primary beryllium facility. Brush Wellman's contribution for this expansion, including the research and development, technology, land, buildings and ongoing operations is valued at $23.2 million. Construction began in July of 2008 and is expected to be completed in April 2010. Well-positioned to support rapid sales growth with minimal incremental cash investment

Our ongoing value creation initiatives are focused in three key areas Growth Expanding and diversifying the revenue base Targeting profitable niche growth applications in growing markets New product innovation and service Ongoing global expansion Strategic acquisitions, fast accretion Margin Improvement Lean Sigma-driven operating efficiency improvement New higher value added products Cost reductions Fixed and Working Capital Utilization Inventory turn improvement Lean Sigma-driven factory utilization gains

New Products - Growing Applications Product Market Driver Division PVD Magnetic Hard Disk Drive Increase Storage WAM Media capacity PVD - UMB Consumer Electronics Miniaturization WAM PVD - Evap ProTM III Compound Semi- Miniaturization WAM conductor Chamber Service PVD Customers Service demands WAM PVD - Visilid Optics IR Wavelength WAM Eco-RuTM Sputtering Hard Disk Drive Lower of Cost WAM Target Ownership Thin Film Medical Lower Cost of WAM Ownership Thin Film Solar Building Integrated WAM & Photovoltaic

New Products - Growing Applications Product Market Driver Division Precious Metal Rod Medical Miniaturization WAM PVD Solar Materials Solar Thin Film Solar WAM (cost/watt) Alloy 390 Strip Portable Electronics Miniaturization and Alloy Reliability ToughMet(r) Oil &Gas, Aerospace, Reliability Alloy Heavy Equipment Li Ion Battery EV, HEV and Increasing energy TMI Interconnects commercial battery density packs Clad Stainless- Hard Disk Drive Increase Storage TMI Aluminum Strip Capacity

New Products - Growing Applications Product Market Driver Division TruextentTM Professional Audio Improved acoustic Be speaker domes performance High purity beryllium Semi-conductor Increase lifetime Be AlBeWeld fabricated Defense and Improved cost and Be Structures aerospace delivery

Balance Sheet ($ in millions) 2004 2005 2006 2007 2008 Balance Sheet Debt** $ 72.5 $57.2 $48.9 $35.5 $41.8 Debt to Debt Plus Equity 26% 21% 15% 9% 11% *2000 Balance Sheet debt includes major equipment lease **Note - Excludes precious metal consignment and other leases of: $30.2 $55.5 $72.1 $80.0 $104.1 *

Segment Sales Review 2006 2007 2008 $ % $ % $ % Advanced Material Technologies and Services $343.4 45% $519.9 54% $466.4 51% Specialty Engineered Alloys 275.6 36% 290.0 30% 299.9 33% Beryllium and Beryllium Composites 57.6 7% 60.5 6% 63.6 7% Engineered Material Systems 68.7 9% 70.9 7% 65.9 7% Other 17.8 3% 14.4 3% 13.9 2% TOTAL $763.1 100% $955.7 100% $909.7 100% $ in millions

Segment Earnings 2006 2007 2008 Advanced Material Technologies and Services $30.5 $59.4 $10.3 Specialty Engineered Alloys 7.9 7.6 5.8 Beryllium and Beryllium Composites 7.4 7.8 8.4 Engineered Material Systems 2.7 4.7 5.9 Other (4.7) 5.0* (2.3) TOTAL $43.8 $84.5 $28.1 * The Other segment earnings of $5.0 million in 2007 is primarily due to a gain in Q4 recorded as a result of a legal settlement $ in millions

Advanced Material Technologies and Services Specialty Engineered Alloys Beryllium and Beryllium Composites Engineered Material Systems Brush Engineered Materials Inc. Organized into Four Separate Reportable Segments

Advanced Material Technologies and Services (Williams Advanced Materials Inc.) Vision Globally Recognized High Quality/Technology Supplier of Products and Services for "State Of The Art", Emerging and Leading Edge Markets and Industries. Williams will Create a "Unique" Business Model with its Central Focus being to Relentlessly Strive for Product Differentiation through a Combination of Technology, Services and Quality, Providing "Remarkable" Solutions. Our Business Values and Corporate Integrity will be the Cornerstone of the way we relate to our Customers, Partners, Suppliers, the Communities we Reside and most Importantly our Employees.

What We Do Williams Advanced Materials develops, manufactures and markets materials, thin film deposition technology and services of unique value for the Magnetic and Optical Data Storage, Medical, Wireless, Photonics, Semiconductor, Optics, Security, Hybrid Microelectronics, Defense and Performance Coating industries. We also have identified key segments on emerging technologies such as Photovoltaic, Solid State Memory, Flexible Cable, and Nanotechnology. Williams' products are primarily based on specialty and unique materials and thin film processes used in high reliability and performance applications.

Sales History 2008 $467 Million

Revenue by Market 2008

WAM Corporate Thin Film Products Electronic Packaging Products 2008 Business Structure Thin Film Services Shield Cleaning Services Specialty Inorganic Materials

Product Mix 2008

Product Mix 2007

Product Mix 2003

Augmentation History Williams Precious Metals Acquired in 1987 Advanced Materials Technology 1989 Hydrostatics Inc. 1994 Pure Tech Inc. 1998 Wheatfield (Greenfield) 1998 Semi Alloys Inc 2001 Honeywell FLA (Technology) 2003 OMC Scientific Ireland 2004 Thin Film Technology 2005 CERAC inc. 2006 Suzhou, China (Greenfield) 2007 Louny, Czech Republic (Greenfield) 2007 Techni-Met 2008

International/Domestic Revenue 2008

Thin Film Products PVD Materials Precious Metal Target Materials Non-Precious Metal, Cermets, Ceramics Vacuum Induction Melting Hot Pressing Vacuum Hot Pressing Hot Isostatic Pressing EVAPro(tm) Grade Evaporation Materials Localized Target Bonding Chamber Services Shield Cleaning and Conditioning Arc Spraying - Electro-polishing PM Refining and Upgrading Logistics Support Buffalo Brewster Milwaukee Wheatfield Singapore Taiwan Santa Clara Ireland Suzhou, China Louny, Czech

Packaging Materials FLA/Combo-Lid(r) Seam Seal/Microlid(tm) Preforms Clad Materials Braze Materials Ni Alloys Dental Packages (Zentrix) Buffalo Singapore Wheatfield Buellton WAM Taiwan WAM Philippines

Engineered Thin Films Various Deposition Technologies Optical Films Hybrid Thin Films Web Coatings CVD Coatings Slitting Sensors Manufacturing Microelectronics Windows Buellton, CA Windsor, CT

WAM Headquarters Buffalo, NY USA - 100,000 Sq. Ft. overall, 6,500 Sq. Ft. of clean-room, state-of-the-art machining/ milling/rolling/stamping/ cladding centers, target bonding, high purity refining/recycling, metals casting & automated plating Full analytical capabilities, product Research & Development.

Specialty Alloys Operations Wheatfield, NY 30,000 Sq. Ft. with volume vacuum casting, rolling, annealing, powder atomizing and machining. 10 acres for expansion. Shield metal recovery and cleaning / Clean room packaging

Williams Thin Film Products Operations Brewster, NY USA - 80,000 Sq. Ft. with vacuum melting, hot-pressing, milling, hot & cold rolling, automated machining, grinding, powder metallurgy lab, particle sizing and target bonding capabilities. Dedicated R&D staff and capabilities to support rapid new product development in key markets.

Techni-Met Windsor, CT 2 facilities - total of 75,000 sq. ft. 48 employees - two (2) shift operations. High Value Added Precision Coated Materials. Continuous Vacuum Deposition of Inorganic Materials onto Rolls of Flexible Polymeric Films and other Substrates.

CERAC Milwaukee, WI Subsidiary of WAM Physical Vapor Deposition (PVD) materials for ophthalmic, optic and performance applications. Specialty Inorganic Materials Unique technologies in chemical and powder processing

Thin Film Technology (TFT) Buellton, CA Subsidiary of WAM Thin film coating and substrate patterning. Visi-Lid(tm) supply chain management. Capabilities: Electron Beam Evaporation, DC/RF Magnetron Sputtering, Photolithography (Substrate Patterning), Dicing, Tooling design, In House Machine shop

Suzhou - China Suzhou, China 20,000 Sq ft. Target & Evaporation materials manufacturing, Target bonding services, Distribution, Warehousing, Sourcing, MgF manufacturing and packaging Located near Shanghai Airport and close to many technology centers located in Eastern China. Markets Serve: Semiconductor, UBM, Security and Optics

Far East Operations Singapore Target bonding, bonding wire production, Combo-Lids(r). assembly Taoyuan County, Taiwan Target bonding, evaporation materials & bonding wire. Subic Bay, Philippines Combo-Lids(r), low-cost lids and preform - assembly, inspection and packaging. WAM TAIWAN WAM Far East Ltd.

Limerick, Ireland - OMC Scientific, Ltd. Subsidiary of WAM Provides precision parts cleaning and reconditioning services for film Physical Vapor Deposition (PVD) customers in Europe. Unique technology applied to opportunities in North America and Asia. Efforts focused in the semiconductor, magnetic media and other technology based markets. OMC - Limerick

OMC- Czech Louny, Czech Republic Provides precision parts cleaning and reconditioning services for film Physical Vapor Deposition (PVD) customers in central and eastern Europe State of the art cleaning, stripping and packaging operations Machining capabilities for Optical Media and other PVD segments Markets Serve: Semiconductor, Compound Semiconductor, UBM, MEMS, Data Storage

Global Service and Support Sales and Applications Engineering support Buffalo, New York Tokyo, Japan Brewster, New York Taoyuan, Taiwan Tucson, Arizona Singapore Santa Clara, California Manila, Philippines Buellton, California London, England Milwaukee, Wisconsin Seoul, Korea Dallas, Texas Limerick, Ireland Windsor, Connecticut Shanghai, China Representative Italy France China Germany Israel India

New Product and Technology Development Optical Filters Bio-Sensors Materials for Thin Film PV (Solar): Cu(I)Ga(S), CdS, CdTe, TCO Materials, etc Ag Alloys for Solar backside contact New Cleaning Methods for Shield Cleaning & Material Reclamation Magnetic Data Storage Media Materials; Oxide Gen II and Eco-Ru Head Materials Heusler Alloys & FePt Flexible Solar Cells

Sputtering Targets/ Evaporation Materials (Precious Metals, Alloys, Non-Precious Metals, Alloys, Magnetic Materials, Heusler Alloys and Oxides) Chamber Services complement materials offering. Key Markets - Magnetic Head and Media Example - Hard Disk Drive PMR Material Stack

Key Markets - Wireless and Photonics Thin Film and Packaging materials for varied wireless and photonic applications including RF Power Amplifiers, HBT's, SAW Devices, Light Emitting Diodes (LEDs), Laser Recorders and Micro Electro Mechanical Systems (MEMS)

Key Markets - Thin Film and Electronic Packaging Materials & Services Night Vision (Defense) Thin Film Deposition Services Coated Infrared Optics Hermetic Windows for FPA Packaging Flexible Interconnects Electronic Packaging Materials Precision Machined Components High Purity Solder Materials Williams Thin Film Materials Sputtering Targets for FPA Manufacturing High Purity Infrared Coating Materials

Key Markets - Semiconductor Packaging High reliability semiconductor packaging materials. Applications focused in space, military and satellite market segments.

Key Markets - Semiconductor Wafer Fabrication Thin film materials and chamber services for silicon wafer and UBM (Under Bump Metallization) technologies. Numerous commercial and military microelectronic applications.

Optics Markets Security ZnS, MgF2, SiO2 Laser optics ThF4, YF3, SiO2, Ge Communications SiO2, Ta2O5, Nb2O5, LaB6 Cathodes Ophthalmics SiO2, Al2O3, Ti3O5, Cr-SiO

Opto-Electronic Markets Resistor material for hybrid circuits Cr-Si, W-Ti Projection Display Products HfO2, Cr, SiO2, MgF2 Clear conductive coatings ZnO Data Storage Photovoltaics (Solar) CdS, CdTe, Cu-In-Ga-Se

Specialty Inorganic Markets Protective coatings for aerospace applications TiB2, B4Si Defense Applications Semiconductor gas precursors Zn3As2 Data Storage Medical devices V2O5 Specialty Batteries Li2O, CoS2

Key Markets - Defense Applications Aerospace Thin Film Technology Large Area Coating of Irregular Shaped Flight Components Coatings on Composite Materials Thin film hybrid circuits Specialty Engineered Films Williams Advanced Materials Hermetic Combo Lids High Purity Solder Materials Precision Machined Components Williams Thin Film Products Sputter & Evaporation Materials for critical surfaces

Key Markets - Medical (Sensor) Applications Thin Film Deposition Services Batch Sensor Electrode Manufacturing Roll to Roll Strip Sensor Manufacturer Metal Deposition and Precision Slitting Williams Thin Film Products Sputter & Evaporation Materials for Sensor Manufacturing Refining and Recovery Shield Cleaning Services

Photovoltaic Solar Applications Thin Film Materials Targets and Evaporation CIG(S), CdTe, CdS, AZO, GZO, Ag, Ti, Al, CuGa Thin Film Deposition Services TCO Coatings (ITO) R&D Thin Film Stack Development Chamber Services PVD, PECVD Shield Sets Added Value Services

Solar Stacks: CdTe

Solar Stacks: amorphous Si

Solar Stacks: CIGS (CuIn1-xGaxSe2)

Global Chamber Services Value Package Shield Cleaning Services Improve raw material utilization, precious metal recovery and equipment uptime improvements Mechanical and chemical recovery techniques Shield Surface treatment capabilities Clean Room environment and packaging Ultrasonic cleaning with particle count monitoring Drying a.k.a. baking a.k.a. out gassing Clean room packaging SPC Data collection Custom final packaging Precious Metal Management Logistics support

Chamber Services/Refine Chamber Services/Refine

Customer Service Value "Packaging" Niche Exploitation Flexible Manufacturing Cost Model Product Breadth Global Presence Reputation Distinctive Competencies Wireless/Photonics Semiconductor Fab MEMS Optical Media Photovoltaics Nanotechnology UBM / FCCL Semiconductor Pck. Magnetic Data Storage Memory TFT/LCD Medical Optics

New Horizons TDP, Solar ^ Rotatable Targets FCCL Medical Sensors Global Chamber Services Optical Sensors Fabrication Solar Energy-packaging, inorganic compounds, metal/ alloy solutions Flexible Solar Solutions OLED Displays IR Coatings and Packages

Advanced Material Technologies and Services Specialty Engineered Alloys Beryllium and Beryllium Composites Engineered Material Systems Brush Engineered Materials Inc. Organized into Four Separate Reportable Segments

Provide technical expertise and flexible services to deliver value through innovative, practical engineered material solutions. Our products and services coupled with our global distribution and logistics network are relied upon by our customers making us their trusted growth partner. Brush Specialty Engineered Alloys & Brush Resources Vision

Safely and reliably provide the highest quality, innovative products and services, fast and on-time to all customers, when they want them at the lowest possible cost. Brush Specialty Engineered Alloys & Brush Resources Mission

Specialty Engineered Alloys (Alloy Products) Operations Strategy-Lean Sigma Safety practices to provide an injury and illness free workplace Lean Manufacturing to reduce cycle times, further increase capacity, and provide industry leading service to our customers Six Sigma to provide industry leading product quality and to reduce costs Supply Chain Management to provide exactly what is needed, when it's needed, to where it's needed in exactly the right quantity Total Productive Maintenance to provide industry leading equipment reliability

Sales Based on End User Specifications Component Fabrication Component Manufacturing Sourcing Demand Generator Distribution Sales Marketing Specifications Products

Brush Specialty Engineered Alloys

- The primary business within the Specialty Engineered Alloys Segment, Alloy Products sales for the year 2008 were $292 million.
- Manufactures and sells copper and nickel based alloy systems and components metallurgically tailored to meet customers' specific performance requirements
- Product families:
  - Strip products include thin gauge precision strip and thin diameter rod and wire. These products provide a combination of high strength, formability and electrical conductivity for connectors, contacts, switches, relays and shielding used in mobile communications devices, wireless communications equipment, storage area network systems, data networking equipment, servers, notebooks, netbooks, plasma & LCD HD televisions, medical electronics, appliances, and automotive electronics.
  - Bulk products include rod, bar, tube and plate. These products are known for superior strength, corrosion and wear resistance, thermal conductivity and lubricity. Applications include bearings and bushings for aerospace and heavy equipment, resistance welding components, oil & gas drilling components, plastic mold tooling and telecommunications housing equipment.



Bulk
40%
Strip
60%

Appliance Automotive Computer & Telecom Aerospace & Defense Industrial Process Other 9900000 8100000 24600000 6200000 13700000 Alloy Products Revenue by Market Year 2008

Strip Alloy Applications (strength, conductivity, spring characteristics) Automotive electronics Appliance switches Pressure Responsive Devices Fire Extinguisher Sprinkler Heads EMI Shielding Current Carrying Springs and Relays Integrated Circuit Sockets Electrical and Electronic Connectors in Mobile Handsets, PDAs, Base Stations, Storage Area Networks, Servers, Notebooks, Netbooks, Plasma & LCD HD Televisions and Medical Electronics

Strip Products - Strategy Maintain focus on major end-use markets Computer Telecommunications (mobile & Infrastructure) Automotive Appliance Military Medical Consumer electronics Defend leadership in traditional alloy strip, rod & wire Reduce total cost of manufacture to allow penetration of mid-range alloy applications Enhance product properties to provide additional value to customers Introduce new alloys to meet needs of targeted market opportunities Geographic Growth

Strip Products Strong Value Proposition

Copper-beryllium alloys, while premium priced, provide best-in-class performance

Competitive Alloy Comparison


High
Low
Performance Parameter
(Formability, Conductivity, Stress Relax)
$ per Pound
Traditional Copper-Beryllium Alloys
390
BF 47
CuTi
Brush 60
Alloy 174
CuNiSi
HS Phos Bronze
Phos Bronze
Brass

Note: Blue denotes Brush Engineered Materials' alloys; beige represents competitive materials.

Brush Value Proposition

- Unique, high-performance materials
- Technical design capabilities
- Outstanding service center network
- Global marketing, sales and distribution

Bulk Alloy Applications (strength, corrosion resistance, non-galling, conductivity) Aircraft Bushings Heavy Equipment Bearing and Wear Applications Oilfield well drilling, completion and production equipment Plastic Injection & Blow Molds Power Generation Tooling for Metalworking Undersea/Marine Hardware for Telecom & Instrumentation Welding Electrodes & Dies

Bulk Products - Strategy Maintain focus on traditional end-use markets Aerospace Oil & Gas Plastics Power Generation Resistance Welding Undersea Introduce new alloys or product forms to meet needs of targeted market opportunities Focus on new non-traditional growth markets Bearings, Heavy Equipment & Mining, Marine, advanced Oil & Gas well components, Offshore & Downhole technology, and Pumps Grow Existing business in finished and semi-finished components Offer design assistance and one-stop shopping to end users Geographic Growth Expand commercial operations in Asia Pacific (including India) and Eastern European markets, improve customer awareness and distribution

MoldMAX(r) Alloys for the Plastics Industry Value Proposition Provides molders with 20-40% increase in productivity Capital avoidance due to increased productivity Enables improved quality of molded parts ROI < 3 months Technical advantages Hardness of steel with the thermal conductivity of copper Fast machining rates High polishability Our engineers use infrared imaging at the customers' facility to pinpoint where MoldMAX(r) will provide the maximum benefit.

Lorain Casting Facility Spinodal and EquaCast(r) Technology-Winning! Strength and hardness is comparable to copper beryllium products Thermal conductivity The value proposition differentiates: Corrosion resistance Superb tribological properties (low friction, excellent wear resistance) adding value in reliability, uptime, and maintenance savings Machinability and design simplicity adding cost benefits to offset increased material costs Casting capability including size, shapes, tubes and quality No EH&S issues Lorain Technology: Expanding market and application reach Developing applications in markets where we are strong: Drilling Equipment, Aircraft Parts, Mold Tooling High performance copper based engineered materials: Developing markets/applications where technology is strong: Oil Well Completion Equipment, Mining, Heavy Equipment, Drivetrain Components, Hydraulic Systems, Engine Bearings, Semiconductor Fabrication

ToughMet(r) Outlasts Conventional Bearing Materials in 300-ton Mining Truck Steering Test 0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 160 170 180 190 200 Hardened Steel 0 0.009 0.013 0.0375 Aluminum Bronze 0 0.0075 0.009 0.01 0.011 0.011 0.0125 0.015 0.016 0.019 0.02 0.022 0.025 0.0275 0.03 0.0325 0.035 0.0365 0.038 0.0405 0.0425 ToughMet 3 0 0 0 0 0 0 0 0 0 0 0.0005 0.001 0.0015 0.002 0.0026 0.0032 0.0038 0.004 0.0046 0.0051 0.006 Simulated Steering Wheel Turns (x1,000) Surface Wear (inches) Using identical bearing designs, this tests proved the average wear rate of steel was 90x greater than ToughMet 3, and the average wear rate of Aluminum Bronze was 7x greater than ToughMet 3.

ToughMet® Bushings Protect Steel Mating Parts.

Example: Lubrication failure on bulldozer undercarriage

Steel pin protected by ToughMet bushing



Left side pin after 500 running hours against ToughMet 3 CX105 bushing.

Steel pin damaged by steel bushing



Right side pin after 500 running hours against hardened steel (HRC 50) bushing.

Pin hardness = HRC60.

BRUSH WELLMAN ALLOY PRODUCTS

ToughMet(r) Industrial Components Results:

Significantly Higher Durability has been Confirmed for ToughMet(r)

Brush International, Inc. Brush International Inc. is a wholly owned subsidiary of Brush Engineered Materials Service centers in Germany, England, Japan and Singapore Representative offices in Korea, China and Taiwan Primary focus on the distribution of alloy products while providing local support to other Brush Engineered Materials' subsidiaries operating internationally Domestic International 0.46 0.54 Alloy International/Domestic Revenue Year 2008

Global Sales and Distribution Network Brazil Taipei, Taiwan Singapore Hong Kong Tokyo, Japan UK & Ireland France Germany Italy Detroit, MI Chicago, IL Los Angeles, CA Shanghai, China Houston, TX Canada Mexico Seattle, WA Switzerland Korea Philippines Cleveland, OH Global Reach...... Local Service New Jersey

Advanced Material Technologies and Services Specialty Engineered Alloys Beryllium and Beryllium Composites Engineered Material Systems Brush Engineered Materials Inc. Organized into Four Separate Reportable Segments

Brush Beryllium Products Brush Ceramic Products Beryllium and Beryllium Composites Comprises two business units

Brush Beryllium Products Products Beryllium Metal - One of the lightest metals known - Family of vacuum hot and hot/cold isostatically pressed powder-derived metals AlBeMet? - Family of lightweight alloy composites - Extruded, rolled sheet and hot isostatically pressed powder-derived metals

Brush Beryllium Products Products - Cont. E-Materials - Family of low expansion, lightweight electronic packaging materials - Composites of beryllium metal and beryllium oxide Beryllium Oxide/ Chemicals - Ceramic-grade beryllium oxide powder - Specialty beryllium-containing chemicals

Brush Beryllium Products Facilities Elmore, Ohio Fremont, California

Brush Beryllium Products Key Product Attributes Be/AlBeMet(tm) Light Weight (Density) High Stiffness (Elastic Modulus) High Thermal Conductance/Capacity Low Thermal Expansion Be Transparent to X-Rays Neutron Reflector

Brush Beryllium Products Primary Competition...Alternative Materials Organic Composites (e.g. Carbon epoxy) Silicon carbide Metal Matrix Composites (e.g. Al - silicon carbide) Pyrolytic graphite Aluminum (high strength grades)

Major Defense/Aerospace Applications for Brush Beryllium Products Optics Optical substrate and support structure for visual and infrared target acquisition systems (fighter aircraft, helicopters, unmanned aerial vehicles, tanks), surveillance systems and astronomical telescopes. Satellites Structures and sensors for defense and commercial telecommuni- cations satellites. Electronics Electronic packaging for defense avionics, radar and electronic countermeasures systems for helicopters and fighter aircraft. Applications include circuit boards, covers and packages.

Major Commercial Applications for Brush Beryllium Products X-ray Windows Radiographic tube components for medical diagnostic (x-ray, mammography, CAT-scan), industrial and scientific equipment. Optical Scanners Mirrors for laser scanners used in reprographic and other high-performance laser applications. Motion control Structural components for high-precision semiconductor processing and industrial robotic equipment Acoustics High performance speaker components

Major Applications, New Products and Platforms Brush Beryllium Products Product Market New AlBeMet Products Defense Fabricated Products Defense Acoustic Speakers High grade Be foil Medical x-ray

Beryllium Products Brush Ceramic Products Located in Tucson, Arizona Products Ceramic substrates used in commercial and military packaging applications Ceramic laser bores for gas lasers used in medical and industrial applications Machined ceramic components used in military, oil and gas, semiconductor and microwave applications

Beryllium and Beryllium Composites 2008 Revenue by Market 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Telecom/Computer Defense/Aerospace Industrial Componenst Medical Other Nuclear Reactor 0.058 0.5 0.09 0.15 0.088 0.11

International/Domestic Revenue 2008 Intl. U.S. 24 76 Beryllium and Beryllium Composites International 24% Domestic 76%

Advanced Material Technologies and Services Specialty Engineered Alloys Beryllium and Beryllium Composites Engineered Material Systems Brush Engineered Materials Inc. Organized into Four Separate Reportable Segments

Engineered Material Systems (Technical Materials Inc.) - 2008 "Providing engineered metal strip products to leading technology manufacturers around the world."

Market History Founded in 1968, TMI's continuous clad and inlay technology produced high-reliability connector and switch materials for the telecom industry. Today TMI's products are used throughout the world by virtually all major technology markets. As a leader in reel-to-reel composite metals engineering, TMI differentiates itself through proprietary process technologies. TMI worldwide sales continue to increase and in 2008 additional inroads were made in Europe and Asia. In 2008, New Product Sales accounted for approximately 37% of TMI's sales volume.

TMI Process Technologies Cladding Inlay Micro Laminates Electroplating Gold, Silver, Base Metals Selective and Overall Coatings Fabricated Components Profiling Milling Skiving Continuous Electron Beam Welding Lead-Free Solder Coatings

TMI Historical Sales 2002 2003 2004 2005 2006 2007 2008 Sales 45 42.8 55.7 50.8 71.7 72.4 67 $ in millions

International/Domestic Revenue 2008 International 16% Domestic 84%

Our Vision To be a leader in creating innovative engineered material solutions and services that make our customers competitive in global markets.

Technology Leader Quality ISO 9001-2000, Certified by Bureau Veritas ISO 14001, Certified by TUV Unique Tolerance Capabilities Extensive Digital and Vision-Controlled Processing Engineering Metallurgical Design Technical Customer Support

Our Major Markets Global Automotive Telecom Computer Medical Other Other 10% Telecom 16% Computer 29% Global Automotive 42% 2008 Medical 3%

Strategic Growth Markets Alternative Energy Systems Power Electronics Hybrid & Electric Vehicle Materials Hard Drives Medical Devices

Application: Energy High-Performance Lithium Battery Materials Solar Cell Interconnects High-Temperature Fuel Cell Materials

Application: Automotive Electronics High-Reliability Connector and Leadframe Materials Safety Devices Engine Performance Sensors Hybrid & Plug-In Components Power Electronics

Application: Computer Hard Drive Suspension Materials Stainless and Aluminum Composites Precision Surface and Thickness Controls

Application: Medical Precision Stainless Composites Ultra-Precision Toleranced Cutting Materials Electron Beam Welded and Clad Interconnects Electroplated Drug Delivery Electronics Niobium, Tantalum, and Titanium Specialty Materials

Application: Consumer Electronics Leadframes for Digital Camera Sensors Cell Phone Passive Components Specialty Clad Materials

2009 Growth Strategy Focus on Clad, Electroplate and Electron Beam Weld Product Development in High-Growth Niche Markets Continued Expansion of Unique Process Capabilities for Value Add Growth Continue to Expand TMI's Presence in the Far East and Europe Continued Emphasis on New Strategic Markets

Beryllium Health and Safety Brush has continued to make progress on issues related to beryllium health and safety Improved worker protection programs in place Rates of sensitization down among new workers Strong focus on regulations related to beryllium exposure

Litigation Total Plaintiffs Total Cases Pending (including spouses) 12/31/07* 9 31 3/28/08 8 30 6/27/08 8 30 9/26/08 9 36 12/31/08 9 36 *One case (involving one plaintiff) had been voluntarily dismissed by the plaintiff during the fourth quarter of 2007, but the Company was not made aware of this until 2008.